EDWARD JONES MONEY MARKET FUND

Supplement dated March 13, 2017

to the Statement of Additional Information (the “SAI”)

dated January 28, 2017

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The section of the SAI entitled “Board Leadership Structure” is revised to reflect that David Sylvester, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Fund, and Timothy Jacoby, an Independent Trustee, serves as Chair of the Audit Committee of the Fund.